SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                             November 24, 1998
              ________________________________________________
              Date of Report (Date of Earliest Event Reported)


                    Orange and Rockland Utilities, Inc.
              ________________________________________________
              (Exact Name of Registrant as Specified in Charter)


   New York                          1-4315                13-1727729
 __________________               ______________          _____________
 (State or Other Jurisdiction    (Commission File         (IRS Employer
    of Incorporation)              Number)                Identification No.)


                               One Blue Hill Plaza
                          Pearl River, New York  10965
               ___________________________________________________
               (Address of Principal Executive Offices and Zip Code)


                                (914) 352-6000
             ___________________________________________________
            (Registrant's Telephone Number, Including Area Code)


                                    N/A
          ________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)



 ITEM 5.  OTHER EVENTS.

      On November 24, 1998, Orange and Rockland Utilities, Inc. ("O&R") announced that it had signed definitive agreements with three subsidiaries of Southern Energy, Inc. ("SEI"), an affiliate of the Southern Company, to sell its generating assets for $476,290,000 in cash. SEI was the successful bidder in an auction process that was established pursuant to O&R's New York Electric Rate and Restructuring Plan, which was approved by the New York Public Service Commission (the "Commission") in December 1997, and the subsequent Divestiture Plan, which was approved by the Commission in May 1998. The sale is expected to close in April 1999. A copy of the press release relating to the agreements entered into with Southern Energy Bowline, L.L.C., Southern Energy Lovett, L.L.C. and Southern Energy NY-Gen, L.L.C. is filed herewith as Exhibit 99.16.

      Pursuant to the Bowline Point Generating Station Sales Agreement by and between O&R, Consolidated Edison Company of New York, Inc. ("Con Edison") and Southern Energy Bowline, L.L.C. ("Bowline LLC"), dated as of November 24, 1998 (the "Bowline ASA"), Bowline LLC agreed to acquire O&R's one-third interest and Con Edison's two-thirds interest in the Bowline Point Generating Station for $199,850,000 in cash. The Bowline ASA is filed herewith as Exhibit 10.58 and is incorporated herein by reference.

      Pursuant to the Lovett Generating Station Sales Agreement by and between O&R and Southern Energy Lovett, L.L.C. ("Lovett LLC"), dated as of November 24, 1998 (the "Lovett ASA"), Lovett LLC agreed to acquire the Lovett Generating Station for $243,500,000 in cash. The Lovett ASA is filed herewith as Exhibit 10.59 and is incorporated herein by reference.

      Pursuant to the Gas Turbine and Hydroelectric Generating Stations Sales Agreement by and between O&R and Southern Energy NY-Gen, L.L.C. ("NY-Gen LLC" and together with Bowline LLC and Lovett LLC, the "SEI Subs"), dated as of November 24, 1998 (the "NY-Gen ASA" and together with the Bowline ASA and the Lovett ASA, the "ASA's"), NY-Gen LLC agreed to acquire O&R's Gas Turbine and Hydroelectric Generating Stations for $20,440,000 in cash. The NY-Gen ASA is filed herewith as Exhibit 10.60 and is incorporated herein by reference.

      The principal terms of the ASA's include:

      (a) the SEI Subs will assume future environmental liabilities (other than off-site environmental liabilities incurred prior to the transfer of title) relating to any of the purchased assets;

      (b) the SEI Subs will assume existing collective bargaining agreements through their expiration covering employees that work at the purchased assets; and

      (c) the purchase price of each of the ASA's will be subject to a post-closing adjustment for fuel inventory present at the purchased assets.

 The sale of generating assets is subject to certain customary closing conditions, including, without limitation, the receipt of all necessary governmental approvals and the making of all necessary governmental filings, including the approval of state utility regulators in New York, New Jersey and Pennsylvania, the approval of the Federal Energy Regulatory Commission, the approval of the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, as amended, and the filing of the requisite notification with the Federal Trade Commission and the Department of Justice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the expiration of the applicable waiting period thereunder.

      Pursuant to the Bowline Adjacent Property Sales Agreement by and between O&R and Bowline LLC, dated as of November 24, 1998 (the "Adjacent Property ASA"), Bowline LLC agreed to acquire a parcel of land adjacent to the Bowline Point Generating Station for $12,500,000 in cash. The Adjacent Property ASA is filed herewith as Exhibit 10.61 and is incorporated herein by reference.

      In addition to the ASA's, O&R and one or more of the SEI Subs entered into a Transition Power Sales Agreement, two Load Pocket Call Option Agreements and three Continuing Site/Interconnection Agreements (the "Ancillary Agreements") in order to ensure reliable supply and distribution of electricity to O&R's customers in the transition period and into the future. The Transition Power Sales Agreement, the Eastern Load Pocket Call Option Agreement and the Western Load Pocket Call Option Agreement are filed herewith as Exhibits 10.62, 10.63 and 10.64, respectively, and are incorporated herein by reference.

      SEI executed two separate Guarantees (the "Bowline Guaranty" and the "Lovett, Gas Turbine and Hydroelectric Facilities Guaranty") whereby SEI guarantees the payment by and performance of Bowline LLC, Lovett LLC and NY-Gen LLC under the ASA's and the Ancillary Agreements. The Guarantees are filed herewith as Exhibits 10.65 and 10.66, respectively, and are incorporated herein by reference.

      The descriptions of the agreements entered into set forth herein do not purport to be complete and are qualified in their entirety by the provisions set forth in each of the agreements.


 ITEM 7.  EXHIBITS.

      (c)  Exhibits.

      10.58 Bowline Point Generating Station Sales Agreement by and between Orange and Rockland Utilities, Inc., Consolidated Edison Company of New York, Inc. and Southern Energy Bowline, L.L.C., dated as of November 24, 1998.

      10.59 Lovett Generating Station Sales Agreement between Orange and Rockland Utilities, Inc. and Southern Energy Lovett, L.L.C., dated as of November 24, 1998.

      10.60 Gas Turbine and Hydroelectric Generating Stations Sales Agreement between Orange and Rockland Utilities, Inc. and Southern Energy NY-Gen, L.L.C., dated as of November 24, 1998 .

      10.61 Bowline Adjacent Property Sales Agreement by and between Orange and Rockland Utilities, Inc. and Southern Energy Bowline, L.L.C., dated as of November 24, 1998.

      10.62 Transition Power Sales Agreement by and between Orange and Rockland Utilities, Inc., Southern Energy Bowline, L.L.C., Southern Energy Lovett, L.L.C. and Southern Energy NY-Gen, L.L.C., dated as of November 24, 1998.

      10.63 Eastern Load Pocket Call Option Agreement between Orange and Rockland Utilities, Inc. and Southern Energy Lovett, L.L.C., dated as of November 24, 1998.

      10.64 Western Load Pocket Call option Agreement between Orange and Rockland Utilities, Inc. and Southern Energy NY-Gen, L.L.C., dated as of November 24, 1998.

      10.65 Bowline Guaranty, dated as of November 24, 1998, given by Southern Energy, Inc. in favor of Orange and Rockland Utilities, Inc. and Consolidated Edison Company of New York, Inc.

      10.66 Lovett, Gas Turbine and Hydroelectric Generating Facilities Guaranty, dated as of November 24, 1998, given by Southern Energy, Inc. in favor of Orange and Rockland Utilities, Inc.

      99.16 Orange and Rockland Utilities, Inc. Press Release issued November 24, 1998.



                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:  November 25, 1998

                              ORANGE AND ROCKLAND UTILITIES, INC.


                              By:  /s/ Robert J. McBennett
                                  _________________________________
                                       Robert J. McBennett
                                       Treasurer



                               Exhibit Index

    Exhibit     Description

      10.58 Bowline Point Generating Station Sales Agreement by and between Orange and Rockland Utilities, Inc., Consolidated Edison Company of New York, Inc. and Southern Energy Bowline, L.L.C., dated as of November 24, 1998.

      10.59 Lovett Generating Station Sales Agreement between Orange and Rockland Utilities, Inc. and Southern Energy Lovett, L.L.C., dated as of November 24, 1998.

      10.60 Gas Turbine and Hydroelectric Generating Stations Sales Agreement between Orange and Rockland Utilities, Inc. and Southern Energy NY-Gen, L.L.C., dated as of November 24, 1998 .

      10.61 Bowline Adjacent Property Sales Agreement by and between Orange and Rockland Utilities, Inc. and Southern Energy Bowline, L.L.C., dated as of November 24, 1998.

      10.62 Transition Power Sales Agreement by and between Orange and Rockland Utilities, Inc., Southern Energy Bowline, L.L.C., Southern Energy Lovett, L.L.C. and Southern Energy NY-Gen, L.L.C., dated as of November 24, 1998.

      10.63 Eastern Load Pocket Call Option Agreement between Orange and Rockland Utilities, Inc. and Southern Energy Lovett, L.L.C., dated as of November 24, 1998.

      10.64 Western Load Pocket Call option Agreement between Orange and Rockland Utilities, Inc. and Southern Energy NY-Gen, L.L.C., dated as of November 24, 1998.

      10.65 Bowline Guaranty, dated as of November 24, 1998, given by Southern Energy, Inc. in favor of Orange and Rockland Utilities, Inc. and Consolidated Edison Company of New York, Inc.

      10.66 Lovett, Gas Turbine and Hydroelectric Generating Facilities Guaranty, dated as of November 24, 1998, given by Southern Energy, Inc. in favor of Orange and Rockland Utilities, Inc.

      99.16 Orange and Rockland Utilities, Inc. Press Release issued November 24, 1998.